Other Assets and Deferred Charges	12 Months Ended
Dec. 31, 2012
Other Assets, Noncurrent [Abstract]
Other Assets and Deferred Charges
Other Assets and Deferred Charges

	December 31,
(in thousands)	2012	2011
Interest rate swap deposits	$37,694	$36,041
Deferred financing costs, net of amortization	8,560	6,795
Asbestos insurance receivables	6,498	6,345
Innospec Inc. settlement receivable	5,065	10,030
Foundry Park I deferred leasing costs	4,198	4,597
Other	9,992	9,811
	$72,007	$73,619

We paid financing costs of approximately $2.4 million in 2012 related to the revolving credit facility that we entered into during 2012 and carried over deferred financing costs from our previous revolving credit facility of $1.8 million. We incurred additional financing costs of $5.1 million related to the 4.10% senior notes that we issued in December 2012. We recognized amortization expense of $1.1 million in 2012, of which $0.7 million related to the 2012 revolving credit facility and the 4.10% senior notes. We also recognized expense of $4.6 million of deferred financing costs associated with accelerated amortization on our previous revolving credit facility, early redemption of the 7.125% senior notes, and payoff of the mortgage loan. This amount is reflected in the loss on early extinguishment of debt on our Consolidated Statements of Income.
The accumulated amortization on the deferred financing costs was $0.7 million at December 31, 2012 and related to the 2012 revolving credit facility and the 4.10% senior notes. The accumulated amortization on the deferred financing costs at December 31, 2011 was $3 million and related to the previous revolving credit facility, 7.125% senior notes, and mortgage loan, all of which (except for the amount carried over to the 2012 revolver) was written off during 2012 as a component of the early extinguishment of debt charge.
See Note 12 for further information on our long-term debt and Note 16 for further information on interest rate swaps.